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                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                            VITAMINSHOPPE.COM, INC.
             (Exact name of registrant as specified in its charter)

              Delaware                                    22-3659179
(State of incorporation or organization)    (I.R.S. Employer Identification No.)

                         444 Madison Avenue, Suite 802
                            New York, New York 10022
                                 (212) 308-6730
         (Address, including zip code, of principal executive offices)

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act is effective pursuant to General Instruction A.(d), check the following box. [X]

     Securities Act registration statement file number to which this form relates: 333-83849

Securities to be registered pursuant to Section 12(b) of the Act:

          Title of each class                Name of each exchange on which
          to be so registered                each class is to be registered
          -------------------                ------------------------------

          None                               None

     Securities to be registered pursuant to Section 12(g) of the Act:

                Class A Common Stock, $0.01 par value per share

                                (Title of class)


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ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

          The registrant incorporates the section of the prospectus entitled "Description of Capital Stock" in its Registration Statement on Form S-1 (File No. 333-83849) as originally filed with the Securities and Exchange Commission on July 27, 1999 and as subsequently amended.

ITEM 2.   EXHIBITS

          The following exhibits are filed as a part of this Registration
Statement:

EXHIBIT NO.         EXHIBIT TITLE OR DESCRIPTION
-----------         ----------------------------

3.1* Second Amended and Restated Certificate of Incorporation of the registrant

3.2*                Bylaws of the registrant

3.3* Certificate of Designation, Powers, Preferences and Rights of Series A Convertible Preferred Stock of the registrant

3.4* Form of Certificate of Amendment of Second Amended and Restated Certificate of Incorporation of the registrant

4.1*                Specimen Class A common stock certificate

* Incorporated by reference to the exhibits of the same number to the Registration Statement on Form S-1 (File No. 333-83849).





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                                   SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                        VITAMINSHOPPE.COM, INC.

                                        By:   /s/ Kathryn H. Creech
                                           ------------------------------------
                                           Name:  Kathryn H. Creech
                                           Title: President and Chief Executive
                                                  Officer


Date: October 1, 1999




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                                 EXHIBIT INDEX


EXHIBIT NO.       EXHIBIT TITLE OR DESCRIPTION
-----------       ----------------------------

3.1* Second Amended and Restated Certificate of Incorporation of the registrant

3.2*              Bylaws of the registrant

3.3* Certificate of Designation, Powers, Preferences and Rights of Series A Convertible Preferred Stock of the registrant

3.4* Form of Certificate of Amendment of Second Amended and Restated Certificate of Incorporation of the registrant

4.1*              Specimen Class A common stock certificate


---------
* Incorporated by reference to the exhibits of the same number to the Registration Statement on Form S-1 (File No. 333-83849).




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